SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

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                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   August 18, 1995
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                    MORTGAGE AND REALTY TRUST
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     (Exact name of registrant as specified in its charter)

       Maryland                  1-6613          23-1862664
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(State or other jurisdiction   (Commission      (I.R.S. Employer
of incorporation)             File Number)   Identification No.)

8380 Old York Road
Suite 300
Elkins Park, Pennsylvania                            19117-1590
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(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  215/881-1525
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                              N/A
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(Former name or former address, if changed since last report)







The Exhibit Index is located on Page 2.

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ITEM 5.   OTHER EVENTS.

     On August 18, 1995, Mortgage and Realty Trust, a Maryland real estate investment trust (the "Registrant"), issued a press release announcing that it had closed its consent solicitation for its prepackaged plan of reorganization and filed a petition for the commencement of a bankruptcy case in the United States Bankruptcy Court for the Central District of California.

     On August 22, 1995, the Registrant issued a press release announcing that it has scheduled a hearing date of September 22, 1995 at 10:00 a.m. (PST) and will be held before the Honorable Samuel L. Bufford. Additionally, the United States Bankruptcy Court has entered an order setting September 13, 1995 as the last date for filing certain proofs of claim in the Registrant's chapter 11 bankruptcy case.

     Copies of the press releases are attached as exhibits hereto and are incorporated by reference in its entirety herein.


                             EXHIBITS

     The following exhibits are filed as part of this report:

          Exhibit    Exhibit                           Sequential
          Number     Description                      Page Number
          -------    -----------                      -----------

          20.1       Press Release dated 8/18/95           4
          20.2       Press Release dated 8/23/95           5

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                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   MORTGAGE AND REALTY TRUST,
                                   a Maryland real estate investment trust
                                             (Registrant)


                                   By:  /s/Victor H. Schlesinger
                                        ------------------------
                                        Victor H. Schlesinger
                                        Chairman



Date:  August 25, 1995
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